UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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NATIVE AMERICAN ENERGY GROUP, INC.

(Name of Registrant as specified in Its Charter)

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NATIVE AMERICAN ENERGY GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF NATIVE AMERICAN ENERGY GROUP, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of Native American Energy Group, Inc., a Delaware corporation, that a Majority Written Consent in Lieu of an Annual Meeting of Stockholders (the “Written Consent”) has been executed and will be effective 20 days from the date of mailing this Information Statement to you.  The Written Consent authorizes the following corporate actions:

1)	To approve the re-election of three members of our Board of Directors, each to hold office until the election and qualification of his or her successor, or until his or her earlier death, removal or resignation;

2)	To approve and ratify the selection of Kalantry, LLP as our independent auditors for the years ending December 31, 2011 and 2012;

3)	To approve an amendment to our Certificate of Incorporation to create a class of “blank check” preferred stock; and
4)	To approve adoption of our 2011 Equity Incentive Plan adopted by our Board of Directors on June 6, 2011.

The required consent of at least a majority of the votes allocated to our voting shares was given for each of the actions listed above.

Our Board of Directors believes it would not be in the best interests of our company and our stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions.  Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Stockholders, and none will be held this year. A copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 16, 2012 for the fiscal year ended December 31, 2011 (our “Annual Report”), accompanies this Notice.

The Board of Directors has fixed the close of business on April 5, 2012 as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement, which is expected to be first mailed on or about April 17, 2012.  Under Delaware law, stockholders are not entitled to dissenter’s rights of appraisal with respect to any of the matters being authorized.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

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INFORMATION STATEMENT

NATIVE AMERICAN ENERGY GROUP, INC.

108-18 Queens Boulevard, Suite 901

Forest Hills, New York 11375-4751

This information statement is being furnished on or about April 17, 2012 by the Board of Directors (the “Board”) of Native American Energy Group, Inc., a Delaware corporation (the “Company”), to the holders of record of our issued and outstanding common stock, par value $0.001, (“Common Stock”), and the holders of record of our issued and outstanding Series A Convertible Preferred Stock, par value $0.0001 (“Series A Stock,” and together with Common Stock, “Voting Shares”), as of the close of business on April 5, 2012 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We are also providing notice to our stockholders pursuant to Rule 228 of the General Corporation Law of the State of Delaware (“Delaware Law”) that certain of our stockholders took action as described below by Majority Written Consent in Lieu of an Annual Meeting of Stockholders, a copy of which is attached hereto as Exhibit A (the “Written Consent”). The purpose of this Information Statement is to inform holders of Voting Shares that the Board considers the following actions to be in the best interests of us and our stockholders and that a majority of the votes allocated to the Voting Shares has taken the following actions by the Written Consent to be effective 20 days from the date of mailing this Information Statement to you:

1)	To approve the re-election of three members of our Board of Directors, each to hold office until our the election and qualification of his successor, or until his earlier death, removal or resignation;

2)	To approve and ratify the selection of Kalantry, LLP as our independent auditors for the years ending December 31, 2011 and 2012;

3)	To approve an amendment to our Certificate of Incorporation to create a class of “blank check” preferred stock in the form attached hereto as Exhibit B (the “Amendment”); and

4)	To approve adoption of our 2011 Equity Incentive Plan adopted on June 6, 2011, a copy of which is attached hereto as Exhibit C (the “2011 Equity Incentive Plan”).

As of the Record Date, there were 36,387,336 shares of Common Stock outstanding, with one vote per share, and 500,000 shares of Series A Stock outstanding, with 1,000 votes per share.

Under Section 228 of the Delaware General Corporation Law, the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for an annual meeting of the stockholders. Based on the foregoing and in order to eliminate the costs involved in holding an annual meeting, our Board has determined not to call an Annual Meeting of Stockholders, and none will be held this year. A copy of our Annual Report on Form 10-K filed on April 16, 2012 for the fiscal year ended December 31, 2011, including audited consolidated financial statements (our “Annual Report”), accompanies this Information Statement.

We will only deliver one copy of this Information Statement and our Annual Report to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement and our Annual Report and any future annual reports and Information Statements to any security holder at a shared address to which a single copy of this Information Statement and our Annual Report was delivered, or deliver a single copy of this Information Statement, our Annual Report, and any future annual reports and Information Statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Native American Energy Group, Inc., 108-18 Queens Boulevard, Suite 901, Forest Hills, New York 11375-4751, Attn: Raj Nanvaan.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our Amended and Restated Bylaws (our “Bylaws”) and Delaware Law, a vote by the holders of at least a majority of the votes allocated to the Voting Shares is required to effect the action described herein. As of the Record Date, there were Voting Shares issued and outstanding with 536,387,336 total votes, of which 268,193,669 votes were required to pass any stockholder resolutions. The consenting stockholders, who consist of Joseph G. D’Arrigo and Raj Nanvaan (the “Consenting Stockholders”), are collectively the record owners of Voting Shares outstanding as of April 5, 2012 with 510,091,502 votes, which represented 95.1% of the votes allocated to the issued and outstanding Voting Shares as of that date. Pursuant to Section 228 of Delaware Law, the Consenting Stockholders voted in favor of the actions described herein by the Written Consent. There are no cumulative voting rights. No consideration was paid for the consent. The Consenting Stockholders’ affiliations with us and beneficial holdings are set forth below under “Security Ownership of Certain Beneficial Owners and Management.”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of (i) Common Stock and (ii) Series A Stock owned of record and beneficially by our current executive officers, directors and persons who hold 5% or more of the outstanding shares of Common Stock and Series A Stock, respectively, of us, and all of our current directors and executive officers as a group. Amounts reported under “Common Stock Beneficially Owned as of April 5, 2012 includes the number of shares that could be acquired through the conversion of Series A Stock within 60 calendar days of this date.  Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment power with respect to the securities listed.  Further, unless otherwise indicated, each director’s, officer’s and beneficial owner’s  address is c/o Native American Energy Group, Inc., 108-18 Queens Blvd., Suite 901, Forest Hills, 11375.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (par value $.001)		Percentage of Common Stock (1)	Series A Stock Beneficially Owned (par value $.0001)		Percentage of Series A Stock (2)
Joseph G. D’Arrigo, Chairman, Chief Executive Officer, President and Director	5,295,751	(3)	14.5%	250,000	(4)	50%

Raj S. Nanvaan, Chief Financial Officer, Chief Operations Officer and Director	5,295,751	(5)	14.5%	250,000	(4)	50%

Richard Ross, Chief Communications Officer, Corporate Secretary and Director	—		—	—		—

Doyle A. Johnson, Chief Geologist & Petroleum Engineer	—		—	—		—

Linda C. Chontos Administrative Operations Officer	—		—	—		—

All Officers and Directors as a Group (5 persons)	10,591,502		28.7%	500,000		100%

Windaus Energy, Inc. 205 Oakhill Drive Brantford Ontario N3T 5L7 (6)	2,002,000		5.5%	—		—

High Capital Funding LLC333 Sandy Springs Circle Suite 230 Atlanta GA 30328	2,504,250	(7)	6.7%	—		—

(1)	Based on 36,387,336 shares of Common Stock outstanding as of the Record Date. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days by a person are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

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(2)	Based on 500,000 shares of Series A Stock issued and outstanding as of April 5, 2012.
(3)	Includes 250,000 shares of Common Stock issuable upon conversion of Series A Stock issued to Mr. D’Arrigo on a one share of Series A Stock for one share of Common Stock basis. All such shares of Series A Stock are convertible as of the date of this Information Statement.
(4)	Each of Joseph G. D’Arrigo and Raj S. Nanvaan are the beneficial owners of 250,000 shares of Series A Stock, which have super-voting rights on the basis of 1,000 votes for each 1 share of Series A Stock. Therefore, each has 250,000,000 votes for the Voting Shares held by them, in addition to 5,045,751 votes for the 5,045,741 shares of Common Stock held by them.
(5)	Includes 250,000 shares of Common Stock issuable upon conversion of Series A Stock issued to Mr. Nanvaan on a one share of Series A Stock for one share of Common Stock basis. All such shares of Series A Stock are convertible as of the date of this Information Statement.
(6)	Maurice Deschamps, the President of Windaus Energy, Inc., has control of the voting and dispositive rights for the shares held by Windaus Energy, Inc.
(7)	Includes 648,000 shares of Common Stock issuable upon exercise of warrants.

LEGAL PROCEEDINGS

As previously reported in an 8-K filing on January 31, 2012, the legal proceeding titled, “Steven Freifeld, et al. v. Native American Energy Group, Inc., et al., Index No. 005503-2010” in the Supreme Court of the State of New York was dismissed. On January 30, 2012, the Plaintiffs filed with the Court a Notice of Voluntary Dismissal with Prejudice.

As of the date of this Information Statement, there are no material pending legal proceedings to which we or any of our subsidiaries is a party or of which any of our property is the subject.

ITEM 1 – ELECTION OF DIRECTORS

GENERAL

Pursuant to our Certificate of Incorporation, the holders of our Voting Shares may elect our directors. All nominees have advised us that they are able and willing to serve as directors until the 2013 Annual Meeting or until his respective successor is elected and qualified. No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director, an officer, or a nominee.

There are no family relationships among our directors and officers. All directors are elected to hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified.

As there are only three members of our Board, our Board has no standing committees and acts as its own nominating, compensation and internal audit committee. All members of our Board participate in the consideration of director nominees and of executive officer and director compensation. We have no qualified financial expert at this time because we have not been able to identify a qualified candidate. We intend to continue to search for a qualified individual for hire.

We have chosen to combine the principal executive officer and chairman of the board positions. Given our relatively small size and that a majority of the voting control of us is with members of our Board, we believe that combining the principal executive officer and chairman positions is the most efficient board leadership structure. No lead independent director has been designated to chair meetings of the independent directors, since we currently have no independent directors. The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. Mr. Richard Ross, as Chief Communications Officer, reports directly to Messrs. D’Arrigo and Nanvaan and is responsible for managing communications risks and opportunities for us, both internally and externally.

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Our Board has not formally established any criteria for Board membership. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, and the long-term interests of its stockholders. In conducting this assessment, the Board of Directors considers skills, knowledge, diversity, experience, and such other factors as it deems appropriate given the current needs of the Board and us, to maintain a balance of knowledge, experience and capability.

Our Board does not have a formal process for stockholders to send communications to our Board, including recommendations of director candidates. The names of all our directors, all of whom are also our executive officers, are available in this Information Statement. Given the infrequency of stockholder communications to our Board, and given that 95.1% of the voting power of the Voting Shares is held by two of our directors, our Board does not believe a formal process is necessary. Our Board will consider, from time to time, whether adoption of a formal process for such stockholder communications has become necessary or appropriate. Director nominations and other communications may be submitted by a stockholder by sending such communications to any member of Board care of us at 108-18 Queens Boulevard, Suite 901, Forest Hills, New York 11375-4751, marked to the attention of an individual director’s name or to the Chairman of the Board.

Our Board’s process for identifying and evaluating director nominees, including stockholder-recommended nominees, involves compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidates, meeting to consider and approve the final candidates and, as appropriate, preparing an analysis with regard to recommended candidates

As of December 31, 2011, Joseph D’Arrigo has a loan outstanding to us of $11,050, and Raj Nanvaan has a loan outstanding to us of $86,083.24. These loans are included in our loans payable and were made interest free. There is no benefit to either Mr. D’Arrigo or Mr. Nanvaan directly or indirectly from providing such loans.

DIRECTORS

The following table sets forth the names and ages of the directors elected by the Written Consent:

NAME	AGE	POSITION
Joseph G. D’Arrigo	50	Chairman, President and Chief Executive Officer

Raj S. Nanvaan	34	Chief Financial Officer, Chief Operations Officer, Vice President, Treasurer and Director

Richard Ross	60	Corporate Secretary, Chief Communications Officer and Director

MEETINGS OF THE BOARD

The Board held 14 meetings in 2011.  All Directors attended 100% of the meetings of the Board. The Board has a policy that each member of the Board should make every reasonable effort to attend each annual meeting of stockholders, and all three of our then current directors were in attendance at the 2010 Annual Meeting of Stockholders. We did not hold an annual meeting of shareholders in 2011.

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DIRECTORS AND EXECUTIVE OFFICERS

Joseph G. D’Arrigo. Mr. D’Arrigo has served as our President, Chief Executive Officer and Chairman since our formation in January 2005. Since our inception, he has been responsible for guiding us through all aspects of our early stage development, including capital formation, project assessments, lease acquisitions, and tribal employment policy. In addition to his services as our officer and director, Mr. D’Arrigo has served as President, Chief Executive Officer and sole director of our subsidiary, NAEG Alaska Corporation (formerly Fowler Oil and Gas Corporation) since May 2009. Concurrently, he has served as President and director of NAEG Founders Holding Corporation (“Founders”) since our formation in April 2005. In November 2011, he was appointed as President and director of NAEG Economic Development Corporation (“NEDC”), a not-for-profit company formed for the purpose of supporting worthy causes and local programs, which in turn promote Native American economic self-sufficiency.

Raj S. Nanvaan. Mr. Nanvaan has served as our Chief Financial Officer, Vice President, Treasurer, and director since our formation in January 25, 2005. He resigned from his position as our Corporate Secretary in July 2009 and was appointed Chief Operating Officer on that date. Concurrent with his services as our officer and director, Mr. Nanvaan has served as Secretary, Treasurer and director of Founders since our formation in April 2005. He resigned as Secretary of NAEG Founders Holding Corporation in September 2010. In November 2011, he was appointed as Vice President, Treasurer and director of NEDC.

From February 1, 1998 to June 1, 1998, Raj S. Nanvaan, at the age of 20, was employed as a General Securities Representative by Renaissance Capital Management, Inc., a brokerage firm, the principal owners / officers of which were later criminally prosecuted for selling unregistered securities.  While employed by such brokerage firm for such 5 month period, Mr. Nanvaan received compensation for normal brokerage commissions by the principals from an account that was used from October 1997 to March 1999.  Mr. Nanvaan subsequently decided to leave the firm to become a Securities Compliance Manager by taking the Series 24 exam and established his own securities brokerage firm. Nearly two years later, in March 2000, Mr. Nanvaan was notified by the Securities and Exchange Commission (“SEC”) of a civil lawsuit whereby the SEC was seeking an injunctive action against several registered representatives who worked at Renaissance during the period from October 1997 to March 1999 for inducing investors to invest in a soon to be defunct corporation, making false representations regarding such corporation’s IPO and negligently or recklessly distributing materials containing misstatements and omissions. Mr. Nanvaan’s five month employment with Renaissance fell within such period.

Subsequently, the SEC charged the five individuals named in the complaint, which included Mr. Nanvaan, for violations of Sections 5 and 17(a) of the Securities Act of 1933, as amended (the “Securities Act”) and Section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On March 29, 2003, the district court in an administrative proceeding granted the SEC’s application to permanently enjoin each of the remaining securities representatives, including Mr. Nanvaan, from future violations of Sections 5(a), 5(c), and 17(a) of the Securities Act and Section 10(b) of the Exchange Act, and Rule 10b-5 promulgated thereunder.  On October 31, 2003, Mr. Nanvaan was ordered to return $10,000 plus $4,273.26 in pre-judgment interest and pay a civil penalty of $10,000. In June 2005, the SEC and Mr. Nanvaan agreed to a settlement whereby Mr. Nanvaan neither admitted nor denied the findings of the Commission. As part of the settlement, the SEC imposed remedial sanctions pursuant to Section 15(b)(6) of the Exchange Act, barring Mr. Nanvaan from having any association with any broker or dealer. None of the above sanctions prohibit Mr. Nanvaan from being employed as an officer or director of a public or private company.

Since the year 2000, Mr. Nanvaan has not been associated with a broker or dealer or been involved in the securities industry. Since 2001, he has been actively involved in the energy industry. Since 2005, he has been employed by Native American Energy Group, Inc. He has at all times been in full compliance with the above administrative order.

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Richard Ross. Mr. Ross has served as our Chief Communications Officer in charge of Investor Relations since February 2005 and as Assistant Corporate Secretary from February 2005 through July 2009, when he was promoted to Corporate Secretary. Mr. Ross has served on our Board since December 2009. In addition to his services as our officer and director, he has served as a Secretary and a member of the board of directors of Founders since September 2010. In November 2011, Mr. Ross was appointed as Corporate Secretary and director of NEDC.

Doyle A. Johnson.  Mr. Johnson, 57, has provided consulting services to us since February 2005 through December 2008, and was appointed our Chief Geologist & Petroleum Engineer in July 2010. He is a third-generation oil and gas professional with over 35 years of oilfield exploration, production and engineering experience. Mr. Johnson has worked on over 5,000 oil & gas wells and has a good safety record. He has successfully managed operations in the most sensitive of natural areas and has established a good reputation in the industry.

Linda C. Chontos. Mrs. Chontos, 57, has advised our executives since 2005 on certain initiatives on a complimentary basis. She is credited for introducing us to certain relationships within the state of Alaska and has continued to help us cultivate and preserve certain key relationships in Alaska related to its Coal Bed Methane development initiative. On June 1, 2011, she was appointed as our Administrative Operations Officer. From March 2005 through June 2011, Mrs. Chontos previously served as the President of United Consultants, Inc. where she advised development stage companies on business development and administrative operations.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation earned for services rendered to us in all capacities for the fiscal years ended December 31, 2011 and 2010, by our principal executive officer, principal financial officer, and three of our other executive officers who served in such capacities as of the end of fiscal 2011, collectively referred to as the “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Joseph G. D’Arrigo President & Chief Executive Officer	2011	1,000	-	-	-	-	-	-	1,000
	2010	-	-	-	-	-	-	-	-

Raj S. Nanvaan Chief Financial Officer & Chief Operations Officer	2011	1,000	-	-	-	-	-	-	1,000
	2010	-	-	-	-	-	-	-	-

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Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard Ross Corporate Secretary & Chief Communications Officer	2011	1,000	-	-	-	-	-	-	1,000
	2010	-	-	-	-	-	-	-	-

Doyle A. Johnson Chief Geologist & Petroleum Engineer	2011	-	-	-	-	-	-	-	-
	2010	-	-	-	-	-	-	-	-

Linda C. Chontos Administrative Operations Officer (2)	2011	-	-	-	-	-	-	-	-

(1) In September 2011, we implemented a payroll system with Automatic Data Processing, Inc. (ADP), a company that provides payroll services for businesses. The payroll system was setup in anticipation of funding that was expected to be received, whereby we could begin paying salaries to its employees. We had never had a payroll system in place since our inception. During the payroll system and direct deposit setup process, three of our officers received $1,000 each for their services provided as an initial test of the payroll system and its initiation process.

(2) On June 1, 2011, Linda C. Chontos was appointed as our Administrative Operations Officer.

We do not have any retirement, pension, profit-sharing, stock options or insurance programs for the benefit of our employees other than the 2011 Equity Incentive Plan described below under “Item 4—Adoption of 2011 Equity Incentive Plan.”

Members of the Board do not receive compensation but are entitled to reimbursement of their expenses incurred in attending Board meetings.

As of the date of this Information Statement, we have not granted any stock options.

Employment Contracts

Currently, we do not have employment agreements with any of our employees.

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ITEM 2 – APPOINTMENT OF AUDITORS

Our Board has approved the re-appointment of Kalantry, LLP, as our independent auditors for our fiscal years ending December 31, 2011 and 2012. Kalantry, LLP has served as our independent auditors since May 27, 2009.

The following table presents the aggregate fees for professional audit services and other services rendered by Kalantry, LLP in 2011, 2010, 2009:

	Fiscal Year Ended December 31, 2011		Fiscal Year Ended December 31, 2010		Fiscal Year Ended December 31, 2009

Audit Fees	$45,000	(1)	$40,500	(1)	$27,000
Audit-Related Fees	$0		$0		$0
Tax Fees	$0		$0		$0
All Other Fees	$0		$0		$0

(1)	Includes fees paid to Kalantry LLP are for reviews of the financial statements of our quarterly reports on Form 10-Q.

All services described above were approved by the Board.

Report of the Board

The Board has:

•	reviewed and discussed our audited financial statements with management and Kalantry, LLP, f/k/a Dwarka Kalantry CPA, our independent registered public accounting firm;

•	discussed with Kalantry, LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), Communications with Audit Committees, as may be modified or supplemented; and

•	received from Kalantry, LLP the written disclosures and the letter regarding their communications with the Board concerning independence as required by the Public Company Accounting Oversight Board and discussed the auditors’ independence with them.

In addition, the Board has met separately with management and with Kalantry, LLP.

Based on the review and discussions referred to above, the Board has included the audited financial statements in our Annual Report on Form 10-K/A for the year ended December 31, 2010 filed with the Securities and Exchange Commission on April 22, 2010, and our Form 10-K for the year ended December 31, 2011, filed on April 16, 2012.

The Board also has selected and engaged Kalantry, LLP as our independent auditors for the fiscal years ending December 31, 2011 and 2012, which selection was ratified in the Written Consent.

The foregoing Report of the Board shall not be deemed to be soliciting material or deemed to be filed with the SEC or incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by Native American Energy Group, Inc. in any such filing.

Submitted by: The Board of Directors
Joseph G. D’Arrigo, Chairman
Raj S. Nanvaan
Richard Ross

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ITEM 3 – AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

On April 5, 2012, our Board approved by unanimous written consent the form of Amendment, subject to stockholder approval, amending our Certificate of Incorporation to authorize a new class of “blank check” preferred stock with such terms, rights and features as may be determined from time to time by our Board. References below to the Amendment are qualified in their entirety by reference to the full text of the Amendment set forth in Exhibit B.

EFFECT OF THE AMENDMENT

The Amendment authorizes 20,000,000 shares, par value $0.0001 per share, of “blank check” preferred stock. Our Board would have the discretion, from time to time and without stockholder approval, to determine the designations and relative voting, distribution, dividend, conversion, liquidation, and other rights, preferences, and limitations of the preferred stock, including, among other things: (i) the designation of each class or series and number of shares in a class or series; (ii) the dividend rights, if any, of the class or series; (iii) the redemption provisions, if any, of the class or series; (iv) the preference, if any, to which any class or series would be entitled in the event of the liquidation or distribution of our assets; (v) the provisions of a purchase, retirement or sinking fund, if any, to accommodate redemption of the preferred stock; (vi) the rights, if any, to convert or exchange the shares into or for other securities; (vii) the voting rights, if any (in addition to any prescribed by law), of the holders of the shares of the class or series; (viii) the conditions or restrictions, if any, on specified actions of us affecting the rights of the shares; and (ix) any other preferences, privileges, powers, rights, qualifications, limitations or restrictions of or on the class or series. Depending on the rights and preferences designated for any particular series, issuances of blank check preferred could have the effect of diluting stockholders’ equity, earnings per share and voting rights attributable to the Voting Shares. In addition, blank check preferred could be issued by our Board without further stockholder approval to thwart a takeover attempt, if any should arise.

PURPOSE OF THE AMENDMENT

The Board believes the creation of the blank check preferred is in the best interests of us and our stockholders and will provide us with the flexibility needed to pursue our business and financial objectives. The blank check preferred will enable us to pursue a broad variety of financing proposals and may also be used in connection with corporate mergers, acquisitions, joint venture arrangements, or for other corporate purposes, including the solicitation and compensation of key personnel.

ITEM 4 – ADOPTION OF 2011 EQUITY INCENTIVE PLAN

INTRODUCTION

Effective June 6, 2011, our Board adopted the 2011 Equity Incentive Plan. The purposes of the 2011 Equity Incentive Plan are to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group for positions of substantial responsibility and to provide incentives for such persons to exert maximum efforts for the success of us and our affiliates.

SUMMARY OF THE 2011 EQUITY INCENTIVE PLAN

The following is a summary of the material features of the 2011 Equity Incentive Plan and is qualified in its entirety by reference to the full text of the 2011 Equity Incentive Plan, which is attached hereto as Exhibit C. Capitalized terms used in this summary and not otherwise defined shall have the meaning set forth in the 2011 Equity Incentive Plan.

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Purposes of the 2011 Equity Incentive Plan

The purposes of the 2011 Equity Incentive Plan are to secure and retain the services of the employees, directors, and consultants of us and our Affiliates (referred to collectively as “Eligible Persons”) by providing incentives for Eligible Persons to exert maximum efforts for the success of us and our Affiliates. As of the date of this Information Statement, we and our Affiliates have five employees (including our three directors), three directors, and three consultants.

Administration

The 2011 Equity Incentive Plan is administered by our Board unless delegated to a committee of the Board (either, as applicable, referred to as the “Committee”). The Committee has the authority to determine the specific terms and conditions of all awards granted under the 2011 Equity Incentive Plan, including, without limitation, the number of shares subject to each award, the price to be paid for the shares, the recipients of awards (“Participants”), and the applicable vesting criteria. The administrator has discretion to make all other determinations necessary or advisable for the administration of the 2011 Equity Incentive Plan.

Shares Subject to the Plan

Effective as of June 6, 2011, 20,000,000 shares of Common Stock were reserved for awards under the 2011 Equity Incentive Plan. The shares may be unissued shares or reacquired shares, bought on the market or otherwise. To the extent any Stock Awards expire or terminate without having been exercised in full, the shares underlying such Stock Awards (as defined below) shall revert to and again become available for issuance under the 2011 Equity Incentive Plan. The last trade of our Common Stock on the OTCQB occurred on March 23, 2012 at a price of $0.51 per share.

Eligibility

Options intended to qualify as “incentive stock options” as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) may be granted only to employees of us or our Affiliates and in accordance with regulations promulgated under the Code for incentive stock options. All other Stock Awards may be granted to Eligible Persons except where such grants would not comply with applicable securities laws.

Types of Stock Awards

“Stock Awards” means any right granted under the 2011 Equity Incentive Plan, including options, stock bonuses, restricted stock awards, and restricted stock units. Options, stock bonuses, and restricted stock awards are subject to repurchase by us on terms as specified in such Stock Award at a price of either the fair value at the time of repurchase or at not less than the original purchase price.

Unless otherwise determined by the Committee, including without limitation following any establishment by the Committee of a program instituted by the Committee to permit the transfer of Stock Awards to a financial institution or other person or entity approved by the Committee (a “Stock Transfer Program”), Stock Awards may not be sold, pledged, assigned, hypothecated transferred, or disposed of in any manner other than by will, by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 promulgated under the Securities Act of 1933. The Committee may amend the terms of any Stock Award participating, or otherwise eligible to participate in, any Stock Transfer Program.

Options. Options shall be designated as either incentive stock options or non-statutory stock options (i.e., options not intended to qualify as incentive stock options) and shall have a term of not more than ten years from the grant date. To the extent that the aggregate fair market value of Common Stock (determined at grant date) with respect to which incentive stock options are exercisable for the first time by any option holder during any calendar year (under all plans of us and our affiliates) exceeds $100,000, the options or portions thereof that exceed such limit (according to the order of grant) shall be treated as non-statutory stock options.

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The exercise price of options shall not be less than 100% (and in the case of incentive stock options granted to 10% or greater stockholders of us or our affiliates, not less than 110%) of the fair market value of the Common Stock on the grant date; provided, however, that options may be granted with a lower exercise price if granted pursuant to an assumption or substitution for another option satisfying the provisions of Section 424(a) of the Code.

With respect to stock options, the exercise price may be paid (i) in cash at the time of exercise; or (ii) at the discretion of the Committee, (1) the delivery to us of other Common Stock; (2) according to a deferred payment or similar arrangement; or (3) in any other form of legal consideration acceptable to the Committee.

Options shall vest as the Committee may deem appropriate, and the vesting provisions of individual options may vary.

Stock Bonuses, Restricted Stock Awards, and Restricted Share Units. Stock bonuses and restricted stock awards of Common Stock may be subject to a share repurchase option in favor of us in accordance with a vesting schedule to be determined by the Committee. Stock bonuses may be awarded in consideration for past services actually rendered for the benefit of us or our Affiliates. Restricted stock awards are subject to restrictions on transferability and other restrictions as determined by the Committee, but holders of restricted stock awards otherwise have all the rights and privileges of a regular stockholder during the restricted period. Restricted stock units are subject to restrictions as determined by the Committee, including vesting criteria based on the achievement of Company-wide, business unit, or individual goals, and may be settled in cash, shares of Common Stock, or a combination of both.

Capitalization Adjustments; Dissolution or Liquidation; Assets Sale, Merger, Consolidation or Reverse Merger

The Committee shall adjust the number of shares of Common Stock subject to the 2011 Equity Incentive Plan, the maximum limits on the number of shares of Common Stock subject to award to any person, and each award outstanding in the case of any consolidation, reorganization, stock dividend, exchange of shares, or other such changes in our capital structure.

All Stock Awards shall terminate immediately prior to any event of our dissolution or liquidation,

In the event of (i) a sale, lease or other disposition of all or substantially all of our assets; (ii) a merger or consolidation in which we are not the surviving entity; or (iii) a reverse merger in which we are the surviving entity but our shares of Common Stock are converted by virtue of such merger into any other property (each event, a “Corporate Transaction”), then either:

•	The surviving or acquiring entity shall assume outstanding Stock Awards or substitute similar stock awards; or
•	If such surviving or acquiring entity refuse, the vesting of outstanding Stock Awards held by Participants who have continually been in our service shall be accelerated in full and shall terminate if not exercised at or prior to the Corporate Transaction.

Amendment of the Plan and Stock Awards

The Committee may amend the 2011 Equity Incentive Plan at any time, subject to stockholder approval where required by the Code, Rule 16b-3 promulgated under the Exchange Act or any securities exchange listing requirement. If necessary to comply with any applicable law any such amendment will be subject to stockholder approval. It is expressly contemplated that the Committee may amend the 2011 Equity Incentive Plan to provide eligible employees with the maximum benefits provided under the Code and the regulations promulgated thereunder relating to the incentive stock options.

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Subject to the previous sentence, the Board may amend the terms of any Stock Award; provided, however, that no action may impair the rights of any Participant under any Stock Award, without his or her written consent.

Termination or Suspension of the 2011 Equity Incentive Plan

The Committee may terminate or suspend the 2011 Equity Incentive Plan at any time. Unless earlier terminated, the 2011 Equity Incentive Plan shall terminate on the June 5, 2021.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain tax consequences of certain transactions under the 2011 Equity Incentive Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

Under the Code, we will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code Section 162(m)). For Participants, the expected tax consequences of awards are as follows:

Non-Statutory Stock Options

A Participant will not recognize income at the time a non-statutory stock option is granted. At the time a non-statutory stock option is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares of Common Stock issued to the Participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-statutory stock option, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options

A Participant will not recognize income upon the grant of an incentive stock option. There are generally no tax consequences to the Participant upon exercise of an incentive stock option (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the incentive stock option was granted or within one year after the incentive stock option was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the incentive stock option and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Restricted Shares and RSUs

In general, a Participant will not recognize income at the time of grant of restricted shares or restricted stock units, unless, with the approval of the Committee, the Participant elects with respect to restricted shares to accelerate income taxation to the date of the award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of Common Stock that the Participant receives when the award vests.

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Stock Bonus

A Participant who receives a Stock Bonus generally will recognize income equal to the value of the stock bonus, we generally will be entitled to a deduction for the same amount.

Special Tax Provisions

Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of us might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, and the Participant may be subject to a 20% excise tax and we may be denied a tax deduction. Furthermore, we may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code Section 162(m) in certain circumstances.

General Tax Law Considerations

The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of Stock Awards under the 2011 Equity Incentive Plan and the disposition of shares issued thereunder in existence as of the date of this proxy statement. Special rules may apply to our officers, directors or greater than ten percent stockholders. Participants in the 2011 Equity Incentive Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an award or the underlying shares.

NEW PLAN BENEFITS

Incentive stock options to purchase an aggregate of 14,000,000 shares of Common Stock were issued on June 6, 2011 and were terminated on June 8, 2010. No Stock Awards are currently outstanding. All Stock Awards under the 2011 Equity Incentive Plan will be granted at the discretion of the Board of Directors and, therefore, are not yet determinable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and Directors, and persons who beneficially own more than 10% of a registered class of our equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Such Reporting Persons are required by the SEC rules to furnish us with copies of all Section 16 forms they file. Based solely on our review of the copies of such filings and written representations from our directors and executive officers, we believe that each of our directors and executive officers and persons that owned more than 10 percent of our Voting Shares complied with the Section 16(a) reporting requirements on a timely basis.

STOCKHOLDER PROPOSALS

Our 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”), if held, is expected to be held on or about May 13, 2013, and stockholders having proposals that they desire to present at our 2013 Annual Meeting of Stockholders should, if they desire that such proposals be included in our proxy statement and proxy relating to such meeting, submit such proposals in time to be received by us not later than August 17, 2011. To be included, all submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act, and the Board of Directors directs the close attention of interested stockholders to that rule. Proposals should be mailed to Joseph G. D’Arrigo, Chairman, President and CEO, Native American Energy Group, Inc., 108-18 Queens Boulevard, Suite 901, Forest Hills, New York 11375-4751.

Dated: April 17, 2012

By Order of the Board of Directors

Joseph G. D’Arrigo
Chairman, President and CEO

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EXHIBIT A

Majority Written Consent

in Lieu of an Annual Meeting of Stockholders

NATIVE AMERICAN ENERGY GROUP, INC.,

a Delaware corporation

IN LIEU OF ANNUAL MEETING

The undersigned shareholders, constituting the majority stockholders of Native American Energy Group, Inc., a Delaware corporation (the “Corporation”), acting pursuant to the authority of Section 228(a) of the Delaware General Corporation Law and the Bylaws of the Corporation, and with the understanding that the execution of this consent is in lieu of holding an annual stockholders’ meeting, do hereby adopt the following resolutions:

APPROVAL OF MINUTES

RESOLVED, that the minutes of the prior meetings and written consents of the stockholders of this Corporation, there being no objections, corrections, or modifications thereto offered, are hereby approved and adopted.

ELECTION OF DIRECTORS

WHEREAS, there are three authorized seats of the Board of Directors of the Corporation (the “Board”); and

WHEREAS, the majority stockholders deem it to be in the best interests of the Corporation to elect the following individuals to the Board, all of whom have been nominated by the Board:

Joseph G. D’Arrigo

Raj S. Nanvaan

Richard Ross

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the following individuals are hereby elected to serve as members of the Board until the next Annual Meeting of Stockholders and until their successors shall be elected and shall qualify:

Joseph G. D’Arrigo

Raj S. Nanvaan

Richard Ross

RATIFICATION OF AUDITOR

WHEREAS, the Board has approved the re-appointment of Kalantry, LLP (“Kalantry”) as the Corporation’s independent auditors for the fiscal years ending December 31, 2011 and 2012;

WHEREAS, Kalantry has served as the Corporation’s independent auditors since May 27, 2009; and

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WHEREAS, the majority stockholders deem it in the best interests of the Corporation to approve and ratify the Board’s appointment of Kalantry as the Corporation’s independent auditors for the fiscal year ending December 31, 2012.

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the majority stockholders of the Corporation hereby approve and ratify the appointment of Kalantry as the Corporation’s independent auditors for the fiscal years ending December 31, 2011 and 2012, to make an audit of the books and accounts of the Company for such fiscal year and to make a report as of the last day of such fiscal year, at a renumeration to be fixed by the Board; the scope of such audit to be fixed and determined by the Board of Directors.

AUTHORIZATION OF BLANK CHECK PREFERRED STOCK

WHEREAS, the majority stockholders have been presented with a proposed Certificate of Amendment to the Certificate of Incorporation of Native American Energy Group, Inc. (the “Certificate”) in substantially the form attached hereto as Exhibit A;

WHEREAS, the Certificate authorizes the issuance of 20,000,000 shares of blank check preferred stock, par value $0.0001 per share; and

WHEREAS, the majority stockholders deem it to be in the best interest of the Corporation to approve the filing of the Certificate with the Delaware Secretary of State.

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the majority stockholders of the Corporation hereby approve the filing of the Certificate with the Delaware Secretary of State.

RESOLVED FURTHER, that the officers and directors of the Corporation are authorized to perform any actions and execute any and all documents required to carry out this resolution.

APPROVAL OF 2011 EQUITY INCENTIVE PLAN

WHEREAS, effective June 6, 2011, the Board of Directors adopted the Corporation’s 2011 Equity Incentive Plan, a copy of which is attached hereto as Exhibit B (the “Plan”) to secure and retain the services of the employees, directors, and consultants of the Corporation and its affiliates;

WHEREAS, the majority stockholders have deemed it to be in the best interests of the Corporation to approve the Plan for its employees, directors, and consultants; and

WHEREAS, the undersigned stockholders have designed, directed the drafting of, reviewed, and approved, the Plan.

NOW, THEREFORE, IT IS HEREBY RESOLVED, that, the Plan is approved and authorized by the Corporation effective as of June 6, 2011.

RATIFICATION OF ACTIONS

RESOLVED, that all actions taken by the officer and directors of the Corporation since the last meeting of the stockholders be, and they hereby are, ratified, approved and confirmed in all respects; except those acts which are violations of law, public policy or the fiduciary duty existing between said persons and the Corporation.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned stockholders, constituting the majority stockholders of the Corporation, has executed this Majority Written Consent as of the 5th day of April, 2012.

STOCKHOLDERS:	NUMBER OF VOTING
	SHARES HELD:

/s/ Joseph G. D’Arrigo	255,045,751	(47.9)%
Joseph G. D’Arrigo

/s/ Raj S. Nanvaan	255,045,751	(47.9)%
Raj S. Nanvaan

TOTAL:	510,091,502	(95.1)%

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EXHIBIT B

FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

Under Section 242 of the General Corporation Law

The undersigned, the President, CEO, and Chairman of Native American Energy Group, Inc. (the “Corporation”), does hereby certify as follows:

FIRST: The name of the corporation is:

NATIVE AMERICAN ENERGY GROUP, INC.

SECOND: The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

FOURTH: The Corporation is authorized to issue three classes of stock.  The first class shall be “Common Stock,” par value $0.001, of which the Corporation shall have the authority to issue 1,000,000,000 shares. The second class shall be “Series A Convertible Preferred Stock,” par value $0.0001 per share, of which the Corporation shall have the authority to issue 1,000,000 shares. The third class of stock shall be blank check preferred stock, par value $0.0001 per share, of which the Corporation shall have the authority to issue 20,000,000 shares.

The blank check preferred stock may be issued from time to time in one or more series. The Corporation’s Board of Directors (the “Board of Directors”) is authorized, within the limitations and restrictions stated in this Certificate of Incorporation, to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon the blank check preferred stock or any series thereof with respect to any wholly-unissued series of blank check preferred stock, and to fix the number of shares constituting any such series and the designation thereof (each, a “Preferred Stock Designation”). Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in a Preferred Stock Designation or the Corporation’s Certificate of Incorporation, as amended or otherwise (“Protective Provisions”), but notwithstanding any other rights of the blank check preferred stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinate to, pari passu with (including, without limitation, inclusion in provisions with respect to acquisition preferences, dividend rights, rights and preferences upon dissolution and liquidation, conversion features, redemption and/or approval of matters by vote or written consent and any other relative, participating, optional, or other special powers preferences, rights, qualifications, or restrictions thereof), or senior to, any of those of any present or future class or series of blank check preferred stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. No shares of blank check preferred stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.

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THIRD: That, pursuant to resolution of the Board of Directors, a shareholders vote of the Corporation was carried out by majority written consent in accordance with Section 288 of the General Corporation Law of the State of Delaware, by which shareholder vote the necessary number of shares as required by statute were voted as in favor of the amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Corporation’s Certificate of Incorporation to be signed by Joseph G. D’Arrigo, its President, CEO and Chairman, this ___th day of May 2012.

NATIVE AMERICAN ENERGY GROUP, INC.

By: Joseph G. D’Arrigo
Its: President, CEO and Chairman

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EXHIBIT C

NATIVE AMERICAN ENERGY GROUP, INC.

2011 Equity Incentive Plan

Adopted: June 6, 2011

Effective as of June 6, 2011

Termination Date: June 5, 2021

1.    PURPOSES.

(a)    Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b)    Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) Restricted Stock, and (v) Restricted Stock Units.

(c)    General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group for positions of substantial responsibility and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

(a)    “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)    “Board” means the Board of Directors of the Company.

(c)    “Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(d)    “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(e)    “Common Stock” means the common stock of the Company.

(f)    “Company” means Native American Energy Group, Inc., a Delaware corporation.

(g)    “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.  However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(h)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service.  The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

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(i)    “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j)    “Director” means a member of the Board of Directors of the Company.

(k)    “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(l)    “Employee” means any person employed by the Company or an Affiliate.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(m)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or traded on a NASDAQ Market or quoted on the Over the Counter Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price (last trade) for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(o)    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p)    Not Used

(q)    “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(r)    “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(s)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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(t)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(u)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(v)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(w)    “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(x)    “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(y)    “Plan” means this Native American Energy Group, Inc. 2011 Equity Incentive Plan.

(z)    “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 7(b) of the Plan.

(aa)   “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock.  Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

(bb)   “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one share of Common Stock, granted pursuant to Section 7(c).  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(cc)   “Restricted Stock Unit Agreement” means a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock Units.  Each Restricted Stock Unit Agreement shall be subject to the terms and conditions of the Plan.

(dd)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee)   “Securities Act” means the Securities Act of 1933, as amended.

(ff)    “Stock Award” means any right granted under the Plan, including an Option, a Restricted Stock Unit, a stock bonus, and a grant of Restricted Stock.

(gg)   “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(hh)   “Stock Award Transfer Program” means any program instituted by the Board which would permit Participants the opportunity to transfer any outstanding Stock Awards to a financial institution or other person or entity approved by the Board.

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(ii)    “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    ADMINISTRATION.

(a)    Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)    Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine the Fair Market Value;

(ii) To select the persons to whom Stock Awards may be granted hereunder;

(iii)  To determine the number of shares of Common Stock to be covered by each Stock Award granted hereunder;

(iv) To approve forms of Stock Award Agreements for use under the Plan;

(v)   To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Board will determine;

(vi) To determine the terms and conditions of any, and to institute any, Stock Award Transfer Program in accordance with Section 10(b);

(vii) To construe and interpret the terms of the Plan and Stock Awards granted pursuant to the Plan;

(viii) To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix)   To modify or amend each Stock Award (subject to Section 13(e) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Stock Awards and to extend the maximum term of an Option (subject to Section 6(a) regarding Incentive Stock Options);

(x)   To allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 11(f);

(xi)   To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board;

(xii)  To allow a Participant to defer the receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant under a Stock Award pursuant to such procedures as the Board may determine; and

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(xiii) To make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Delegation to Committee.

(i)    General.  The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)    Committee Composition when Common Stock is Publicly Traded.  At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)    Effect of Board’s and/or Committee’s Decision.  All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.    SHARES SUBJECT TO THE PLAN.

(a)    Share Reserve.  Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate twenty million (20,000,000) shares of Common Stock.

(b)    Reversion of Shares to the Share Reserve.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full,  the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c)    Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

(a)    Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)    Ten Percent Stockholders.  A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

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(c)    Section 162(m) Limitation.  Subject to the provisions of Section 12 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than five million (5,000,000) shares of Common Stock during any calendar year, and no Employee shall be eligible to be granted, in the aggregate, Restricted Stock and Restricted Stock Units covering more than two million (2,000,000) shares of Common Stock, during any calendar year.  This subsection 5(c) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the first calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act or the date the Company becomes publicly held in accordance with Section 162(m) of the Code and the rules and regulations promulgated thereunder; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

(d)    Consultants.

(i)    A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii)   A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(iii)   Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.    OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)    Term.  No Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

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(b)    Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)    Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)    Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board.  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).  At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

(e)    Vesting.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)    Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days following the termination of the Optionholder’s Continuous Service (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(g)    Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of thirty (30) days after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

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(h)    Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(i)    Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’ s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date six (6) months following the date of death (or such longer period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(j)    Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  Subject to the “Repurchase Limitation” in Section 11(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(k)    Right of Repurchase.  Subject to the “Repurchase Limitation” in Section 11(h), the Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

(l)    Right of First Refusal.  The Option may, but need not, include a provision whereby the Company may elect to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.  Except as expressly provided in this subsection 6(l), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

7.    PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)    Stock Bonus Awards.  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)    Consideration.  A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

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(ii)   Vesting.  Subject to the “Repurchase Limitation” in Section 11(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)  Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in Section 10(h), in the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

(b)    Restricted Stock Awards.  Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each Restricted Stock Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)    Vesting.  Subject to the “Repurchase Limitation” in Section 11(h), shares of Common Stock acquired under the Restricted Stock Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(ii)   Transferability.  Except as provided in this Section 7(b) or Section 10, shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such time as the shares of Restricted Stock have vested.

(iii)   Other Restrictions.  The Board, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate.

(iv)   Removal of Restrictions.  Except as otherwise provided in this Section 7(b), shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the date the shares of Restricted Stock vest or at such other time as the Board may determine.  The Board, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(v)   Voting Rights.  During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

(vi)   Dividends and Other Distributions.  During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Board provides otherwise.  If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(vii)   Return of Restricted Stock to Company.  On the date set forth in the Restricted Stock Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(viii)  Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in Section 11(h), in the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Restricted Stock Agreement.

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(c)    Restricted Stock Units.  Restricted Stock Units may be granted at any time and from time to time as determined by the Board.  After the Board determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in a Restricted Stock Unit Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(i)    Vesting Criteria and Other Terms.  The Board shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Board may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board in its discretion.

(ii)   Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as determined by the Board.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Board, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(iii)   Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) determined by the Board and set forth in the Restricted Stock Unit Agreement.  The Board, in its sole discretion, may only settle earned Restricted Stock Units in cash, shares of Common Stock, or a combination of both.

(iv)   Cancellation. On the date set forth in the Restricted Stock Unit Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

8.    COVENANTS OF THE COMPANY.

(a)    Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)    Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.   TRANSFERABILITY OF AWARDS.

(a)    General.  Unless determined otherwise by the Board, a Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, to a revocable trust, or as permitted by Rule 701, and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Board makes a Stock Award transferable, such Stock Award will contain such additional terms and conditions as the Board deems appropriate.

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(b)    Stock Award Transfer Program.  Notwithstanding any contrary provision of the Plan, the Board shall have all discretion and authority to determine and implement the terms and conditions of any Stock Award Transfer Program instituted pursuant to this Section 10(b) and shall have the authority to amend the terms of any Stock Award participating, or otherwise eligible to participate in, the Stock Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Stock Award, (ii) amend or remove any provisions of the Stock Award relating to the Stock Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Stock Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Stock Award, and (v) make such other changes to the terms of such Stock Award as the Board deems necessary or appropriate in its sole discretion.

11.   MISCELLANEOUS.

(a)    Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)    Stockholder Rights.  Except to the limited extent provided in Section 7(b), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to a Stock Award (or exercise thereof), unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

(c)    No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)    Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)    Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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(f)    Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g)    Information Obligation.  To the extent required by applicable state law, the Company shall deliver financial statements to Participants at least annually.  This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

(h)    Repurchase Limitation.  The terms of any repurchase option shall be specified in the Stock Award and may be either at the fair value at the time of repurchase or at not less than the original purchase price.  To the extent required by applicable state law at the time a Stock Award is made, any repurchase option contained in a Stock Award to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

(i)    Fair Value.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the fair value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within six (6) months of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within six (6) months after the date of the exercise) and (ii) the right terminates when the shares of Common Stock become publicly traded.

(ii)   Original Purchase Price.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within six (6) months of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within six (6) months after the date of the exercise).

12.   ADJUSTMENTS UPON CHANGES IN STOCK.

(a)    Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

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(b)    Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c)    Asset Sale, Merger, Consolidation or Reverse Merger.  In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan.  In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction.  With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction.

13.   AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)    Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)    Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)    Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)    No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)    Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

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14.   TERMINATION OR SUSPENSION OF THE PLAN.

(a)    Plan Term.  The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.   EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.   Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Adopted by the Board of Directors on June 6, 2011.

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